SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 16, 2005


                             ARROW ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          NEW YORK                   1-4482                11-1806155
--------------------------------------------------------------------------------
 (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


50 MARCUS DRIVE, MELVILLE, NEW YORK                          11747
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (631) 847-2000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 16, 2005, Arrow Electronics, Inc. (the "Company") entered into an amendment (the "Amendment") to that certain employment agreement dated as of February 3, 2003, by and between the Company and William E. Mitchell. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (a)   Financial Statements of Business Acquired:

                   Not applicable.

             (b)   Pro Forma Financial Information:

                   Not applicable.

             (c)   Exhibits:

                   EXHIBIT NO.                   DESCRIPTION
                   -----------                   -----------

                      10.1 Amendment dated March 16, 2005 to Employment Agreement, dated as of February 3, 2003, by and between the Company and William E. Mitchell



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARROW ELECTRONICS, INC.


Date: March 18, 2005                         By: /s/ Peter S. Brown
                                                 -------------------------------
                                             Name: Peter S. Brown
                                             Title: Senior Vice President and
                                                    General Counsel

                                  Exhibit Index


   EXHIBIT NO.                   DESCRIPTION                              PAGE
   -----------                   -----------                              ----

      10.1         Amendment dated March 16, 2005 to Employment            4
                   Agreement, dated as of February 3, 2003, by and between the Company and William E. Mitchell




                                       3